UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 13, 2010
Date of Report (Date of earliest event reported)

SYCAMORE NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27273	04-3410558
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

220 Mill Road
Chelmsford, MA 01824
(Address of principal executive offices)
(Zip code)

Registrant’s telephone number, including area code:   (978) 250-2900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ÿ  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ÿ  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ÿ  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ÿ  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 13, 2010, the Registrant announced IQstream, a new product designed to help mobile operators optimize mobile data in the Radio Access Network infrastructure.

A copy of the press release issued by the Registrant with respect to the foregoing is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press Release of the Registrant, dated July 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc.

By:	/s/ Paul F. Brauneis
Paul F. Brauneis
Chief Financial Officer
Vice President, Finance and Administration and Treasurer
(Duly Authorized Officer and Principal Financial and Accounting Officer)
Dated: July 13, 2010